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                                  EXHIBIT 10.57


                      SECOND NOTE MODIFICATION AGREEMENT
   RELATING TO THE SOUTHTRUST BANK N.A. $12,844,000 REVOLVING LINE OF CREDIT
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                      SECOND NOTE MODIFICATION AGREEMENT

     THIS SECOND NOTE MODIFICATION AGREEMENT (this "Agreement") is entered into as of December 15, 2000, by and between WELLS OPERATING PARTNERSHIP, L.P., a Delaware limited partnership ("Owner"), and SOUTHTRUST BANK, an Alabama banking corporation (as successor by conversion to SouthTrust Bank, National Association, a national banking association) ("Lender").

                               R e c i t a l s:

     Owner is the owner of an office building and related improvements located on Tampa, Hillsborough County, Florida (the "Property"). The Property is subject to a lien and security interest held by Lender as security for a loan made by Lender to Carter Sunforest, L.P. ("Carter") in the principal amount of $15,500,000.00 (the "Loan"). The Loan is governed by an Amended and Restated Loan Agreement dated as of December 31, 1998, between Carter and Lender, as amended pursuant to that certain First Amendment to Amended and Restated Loan Agreement and Amended and Restated Promissory Note (the "First Amendment") dated as of April 27, 1999, and as further amended pursuant to that certain Second Amendment to Amended and Restated Loan Agreement and Other Loan Documents dated of even date herewith (as amended, the "Loan Agreement") and is evidenced by an Amended and Restated Promissory Note dated as of December 31, 1998, as amended pursuant to the First Amendment, and as further amended pursuant to a Note Modification Agreement dated as of September 1, 1999 (as amended, the "Note"), in said principal amount payable by Carter to the order of Lender. The Loan is guaranteed by Owner ("Guarantor") pursuant to a Guaranty Agreement dated as of December 31, 1998, as amended pursuant to a Guarantor Release and Consent Agreement of even date herewith (as amended, the "Guaranty").

     Guarantor and Lender wish to amend the Note in certain respects and have entered into this Agreement to evidence such amendment.

     NOW, THEREFORE, in consideration of the recitals and to induce the Lender to modify the Note, the parties hereto agree as follows:

     1. Modification of Note. The Note is hereby amended in the following respects:

          (a) Notwithstanding anything to the contrary in the Note, at no time shall the maximum principal indebtedness under the Note exceed the amount of $12,844,000.00.

          (b) The definition of "Eurodollar Rate" set forth on page two (2) of the Note is hereby amended to be and read as follows:

          "Eurodollar Rate" shall mean the rate per annum (rounded upwards, if necessary, to the nearest 0.0625%) equal to the Adjusted LIBOR plus one hundred seventy-five basis points (1.75%), which rate shall not fluctuate during each Interest Period."

                                                        Promissory Note - Page 1
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          (c) The definition of "Maturity Date" set forth on page two (2) of the
     Note is hereby amended to be and read as follows:

          "Maturity Date" shall mean June 10, 2002."

     2. Confirmation of Obligations. Except as herein modified, the Note shall remain in full force and effect, and the Note, as so modified, is hereby ratified and affirmed in all respects. Guarantor confirms that it has no claims, counterclaims, offsets, defenses, or rights of setoff or recoupment against Lender with respect to its respective obligations under the Guaranty. All references to the Note in the Guaranty and the other Loan Documents shall be deemed to refer to the Note as herein modified and as the same may hereafter be amended, renewed, extended, or decreased.

     3. Expenses. As a condition precedent to the effectiveness of this Agreement, Guarantor shall pay all costs and expenses incurred by Lender in connection herewith, including any and all legal fees and expenses of Lender's counsel.

     4. Document Protocols. This Amendment shall be governed by the Document Protocols set forth in Exhibit A of the Loan Agreement, which are incorporated by reference into this Agreement as if fully set forth herein.

     IN WITNESS WHEREOF, Guarantor and Lender have executed this Agreement with the intent that it take effect as an instrument under seal.

                                  WELLS OPERATING PARTNERSHIP, L.P., a
                                  Delaware limited partnership

                                  By: Wells Real Estate Investment Trust, Inc., a Maryland corporation,
                                       Its sole General Partner


                                       By: /s/ Douglas P. Williams
                                          ----------------------------------
                                       Name: Douglas P. Williams
                                            --------------------------------
                                       Title: Executive Vice President
                                             -------------------------------

                                                       [Affix corporate seal]



                   [EXECUTIONS CONTINUED ON FOLLOWING PAGE]

_______________________________________________________________________________
                                     Second Note Modification Agreement - Page 2
                              Wells Operating Partnership, L.P. - Revolving Loan
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                              SOUTHTRUST BANK, an Alabama banking corporation,
                              successor by conversion to SouthTrust Bank, National Association, a national banking association


                              By: /s/ James R. Potter
                                 ------------------------------------
                              Name:    James R. Potter
                              Title:   Vice President



                              [END OF EXECUTIONS]

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                                     Second Note Modification Agreement - Page 3
                              Wells Operating Partnership, L.P. - Revolving Loan